UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2022

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 914-701-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2022, the Board of Directors of Atlas Air Worldwide Holdings, Inc. (the “Company”), unanimously adopted an amendment (the “Amendment”) to the By-Laws of the Company, as amended and restated as of September 19, 2014, and as further amended as of December 12, 2016 (the “By-Laws”), which became effective immediately. The Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action or proceeding asserting a claim of or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of the Company to the Company or the stockholders, (iii) any action or proceeding asserting a claim against the Company or any current or former director, officer, other employee, agent or stockholder of the Company arising pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the General Corporation Law of the State of Delaware (the “DGCL”) or the certificate of incorporation of the Company or the By-Laws (as each may be amended from time to time), (iv) any action or proceeding asserting a claim against the Company or any current or former director, officer or other employee of the Company governed by the internal affairs doctrine, (v) any action or proceeding to interpret, apply, enforce or determine the validity of the certificate of incorporation of the Company or the By-Laws (including any right, obligation or remedy thereunder), (vi) any action or proceeding asserting an “internal corporate claim”, as that term is defined in Section 115 of the DGCL and (vii) any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; provided that the foregoing will not apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), the Act or any other claim for which the federal courts have exclusive jurisdiction.

In addition, the Amendment provides that the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Any person or entity holding, owning or otherwise acquiring any interest in any security of the Company will be deemed to have notice of and consented to the provisions of the Amendment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amendment to the Atlas Air Worldwide Holdings, Inc. By-Laws, Amended and Restated as of September 19, 2014, and as Further Amended as of December 12, 2016.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AIR WORLDWIDE HOLDINGS, INC.

By:	/s/ Adam R. Kokas
Name: Adam R. Kokas
Title: Executive Vice President, General Counsel and Secretary

Date: October 7, 2022